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                                                                    EXHIBIT 10.2

                                                              DUPLICATE ORIGINAL
                                                                  March 12, 1996



                                STOCK OPTION AGREEMENT

    A STOCK OPTION for a total of 500 shares of common stock (hereinafter the "Option"), of Cutter & Buck Inc., a Washington corporation (the "Company"), is hereby granted to Mark Sondheim (the "Optionee"), at the price and subject to the terms and provisions set forth below. For purposes of this Agreement the term "shares" shall be deemed to apply to shares of common stock of the Company as of the date hereof.

    1. OPTION PRICE. The option price is $10.75 for each share, being one hundred percent (100%) of the fair market value, as determined by the Stock Option Committee, of the Company's Common Stock on March 12, 1996, the date of grant of this Option.

    2. VESTING AND EXERCISE OF OPTION. The Option shall vest and be exercisable in accordance with the following provisions:

         a. SCHEDULE OF VESTING AND RIGHTS TO EXERCISE. The Option shall be vested and exercisable as follows: 125 shares on March 12, 1997, 250 shares on March 12, 1998, 375 shares on March 12, 1999 and full vesting on March 12, 2000.

       b. METHOD OF EXERCISE. The Option shall be exercisable by a written notice which shall:

              i. state the election to exercise the Option, the number of shares in respect of which it is being exercised;

              ii. contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock, acquired by exercise of the Option, as may be satisfactory to the Company;

              iii. be signed by the person entitled to the Option; and

              iv. be in writing and delivered in person or by certified mail to the President or Secretary of the Company.

    Payment of the purchase price of any shares with respect to which an Option is being exercised shall be by check. The certificate or certificates for shares of common stock as to which the Option shall be exercised shall be registered in the name of the person exercising the Option. Options hereunder may not at any time be exercised for a fractional number of shares.

         c. RESTRICTIONS ON EXERCISE. No Option may be exercised if the issuance of the shares upon exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option the Company may require the person exercising the Option to make any representation and warranty to the Company as the Company's counsel believes may be required by any applicable law or regulations.

    The following legend will appear on all certificates for option shares:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE


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    ACQUIRED BY THE REGISTERED HOLDER PURSUANT TO REPRESENTATION THAT THE
    HOLDER IS ACQUIRING THESE SHARES FOR THE HOLDER'S OWN ACCOUNT, FOR INVESTMENT. THESE SHARES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.

    3. NON-TRANSFERABILITY OF OPTION. Except as otherwise provided herein, no Option may be sold, pledged, assigned or transferred in any manner, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

    4. TERMINATION OF SERVICE TO COMPANY. An Option may only be exercised, to the extent vested, while the Optionee remains a retail sales representative of the Company and, to the extent vested on the sales representative's last day of service to the Company as a sales representative, for a period of one hundred
(100) days after such last day of service, but in no event later than ten (10) years after its grant.

    5. TERM OF OPTION. No Option may be exercised more than ten (10) years from the date of original grant, and may be exercised during such term only in accordance with the terms of this agreement.

    6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The number and kind of shares of common stock subject to this Option shall be appropriately adjusted along with a corresponding adjustment in the Option price to reflect any stock dividend, stock split, split-up or any combination, exchange or change of shares, however accomplished.

    7. CHANGE IN CONTROL. Notwithstanding any provision to the contrary, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or Shares by means of a sale, reorganization, liquidation, or otherwise, this Stock Option shall become immediately exercisable with respect to the full number of Shares subject to this Option. If this Stock Option is not exercised prior to consummation of any such agreement, it shall terminate.

DATED:  March 12, 1996                           CUTTER & BUCK INC.



                                                 By  /s/Harvey N. Jones
                                                   ----------------------------
                                                        Harvey N. Jones
                                                        President

    Optionee acknowledges and represents that he is familiar with the terms and provisions of this Stock Option Agreement as set forth above and hereby accepts this Stock Option subject to all the terms and provisions hereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions of the Compensation Committee of the Company's Board of Directors with respect to the interpretation of any provisions under this Stock Option Agreement.

DATED:  March 12, 1996
                                                /s/  Mark Sondheim
                                                --------------------------
                                                     Mark Sondheim, Optionee


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                                                              DUPLICATE ORIGINAL
                                                                  March 12, 1996

                                STOCK OPTION AGREEMENT

    A STOCK OPTION for a total of 2,000 shares of common stock (hereinafter the "Option"), of Cutter & Buck Inc., a Washington corporation (the "Company"), is hereby granted to Steve Tucker (the "Optionee"), at the price and subject to the terms and provisions set forth below. For purposes of this Agreement the term "shares" shall be deemed to apply to shares of common stock of the Company as of the date hereof.

    1. OPTION PRICE. The option price is $10.75 for each share, being one hundred percent (100%) of the fair market value, as determined by the Stock Option Committee, of the Company's Common Stock on March 12, 1996, the date of grant of this Option.

    2. VESTING AND EXERCISE OF OPTION. The Option shall vest and be exercisable in accordance with the following provisions:

         a. SCHEDULE OF VESTING AND RIGHTS TO EXERCISE. The Option shall be vested and exercisable as follows: 500 shares on March 12, 1997, 1,000 shares on March 12, 1998, 1,500 shares on March 12, 1999 and full vesting on March 12, 2000.

       b. METHOD OF EXERCISE. The Option shall be exercisable by a written notice which shall:

              i. state the election to exercise the Option, the number of shares in respect of which it is being exercised;

              ii. contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock, acquired by exercise of the Option, as may be satisfactory to the Company;

              iii. be signed by the person entitled to the Option; and

              iv. be in writing and delivered in person or by certified mail to the President or Secretary of the Company.

    Payment of the purchase price of any shares with respect to which an Option is being exercised shall be by check. The certificate or certificates for shares of common stock as to which the Option shall be exercised shall be registered in the name of the person exercising the Option. Options hereunder may not at any time be exercised for a fractional number of shares.

         c. RESTRICTIONS ON EXERCISE. No Option may be exercised if the issuance of the shares upon exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option the Company may require the person exercising the Option to make any representation and warranty to the Company as the Company's counsel believes may be required by any applicable law or regulations.

    The following legend will appear on all certificates for option shares:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE ACQUIRED BY THE REGISTERED HOLDER PURSUANT TO REPRESENTATION THAT THE HOLDER IS ACQUIRING THESE SHARES FOR THE HOLDER'S OWN ACCOUNT, FOR INVESTMENT. THESE SHARES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE


                                          13

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    REGISTRATION STATEMENT AS TO THE SHARES UNDER THE SECURITIES ACT OF 1933,
    AS AMENDED, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.

    3. NON-TRANSFERABILITY OF OPTION. Except as otherwise provided herein, no Option may be sold, pledged, assigned or transferred in any manner, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

    4. TERMINATION OF SERVICE TO COMPANY. An Option may only be exercised, to the extent vested, while the Optionee remains a retail sales representative of the Company and, to the extent vested on the sales representative's last day of service to the Company as a sales representative, for a period of one hundred
(100) days after such last day of service, but in no event later than ten (10) years after its grant.

    5. TERM OF OPTION. No Option may be exercised more than ten (10) years from the date of original grant, and may be exercised during such term only in accordance with the terms of this agreement.

    6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The number and kind of shares of common stock subject to this Option shall be appropriately adjusted along with a corresponding adjustment in the Option price to reflect any stock dividend, stock split, split-up or any combination, exchange or change of shares, however accomplished.

    7. CHANGE IN CONTROL. Notwithstanding any provision to the contrary, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or Shares by means of a sale, reorganization, liquidation, or otherwise, this Stock Option shall become immediately exercisable with respect to the full number of Shares subject to this Option. If this Stock Option is not exercised prior to consummation of any such agreement, it shall terminate.


DATED:  March 12, 1996                                CUTTER & BUCK INC.



                                                 By /s/Harvey N. Jones
                                                    ---------------------------
                                                       Harvey N. Jones
                                                       President

    Optionee acknowledges and represents that he is familiar with the terms and provisions of this Stock Option Agreement as set forth above and hereby accepts this Stock Option subject to all the terms and provisions hereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions of the Compensation Committee of the Company's Board of Directors with respect to the interpretation of any provisions under this Stock Option Agreement.

DATED:  March 12, 1996
                                                   /s/  Steve Tucker
                                                   ----------------------------
                                                        Steve Tucker, Optionee


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